EX-10.4

                AGREEMENT: GARBALIZER MACHINERY CORP AND COMPANY

AGREEMENT

This agreement entered into the date below shown between Garbalizer Machinery Corporation, a Utah corporation [Garbalizer] and Garb-Oil & Power Corporation, a Utah corporation [Garb-Oil]

Whereas Garbalizer, on February 25, 1999 entered into a stock exchange agreement with RecycleNet Corporation of Ontario, Canada [RecycleNet], and

Whereas Garbalizer and RecycleNet agreed that Garbalizer would have, prior to the closing of said agreement, the right to sell and convey all its existing assets (including the "Garbalizer" name and logo, patents, machinery designs, and contract rights) to Garb-Oil in exchange for Garb-Oil's assumption of existing indebtedness of Garbalizer in the approximate amount of $500,000.00 (U.S.), and

Whereas Garb-Oil is desirous of obtaining said existing assets, the "Garbalizer" name and logo, patents, machinery designs, and contract rights and further, is desirous of assuming the existing indebtedness of Garbalizer in the approximate amount of $500,000.00 (U.S.), and

Whereas the board of directors of both Garbalizer and Garb-Oil have by resolution authorized their respective corporation to enter into this transaction and have authorized the officers of their respective corporations to perform all acts necessary and to execute all documents necessary to effect this transaction, therefore

Garbalizer, by these presents, hereby convoys all existing assets including all right, title, and interest in and to the Garbalizer name and logo, patents [as identified in the attached exhibit], machinery designs, and contract rights by it possessed.

Garb-Oil, by these presents, and as consideration for the assets above referenced, hereby assumes all existing indebtedness of Garbalizer in the approximate amount of $500,000.00 (U.S.).

Dated the 19th day of March, 1999.

GARBALIZER MACHINERY CORPORATION ATTEST:

By /s/ John C. Brewer                            /s/ Charles K. Laver
-----------------------------                    ----------------------------
President                                        Secretary

GARB-OIL & POWER CORPORATION ATTEST:

By /s/ John C. Brewer                            /s/ Charles K. Laver
-----------------------------                    ----------------------------
President                                        Secretary

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                                 EXHIBIT TO
                               GARBALIZER/GARB-OIL

                                   AGREEMENT

                           GARBALIZER SHREDDER PATENTS

U.S. PATENTS                    patent #3578252
                                patent #3708127
                                patent #3762655
                                patent #3840187
                                patent #3893635
                                patent #3951346
                                patent #4059236
                                patent #4082232
                                patent #4099678
                                patent #4125228
                                patent #4176800
                                patent #4205799
                                patent #4350308
                                patent #4927088

INTERNATIONAL PATENTS

                        Canada patent #1018958
                        Canada patent #1137949
                        Switzerland patent #555195
                        Japan patent #924581
                        England patent #1441783
                        France patent #74-02442

Garbalizer Machinery Corporation has the following machinery patents which it intends to develop and market as funds become available:

Mechanical Waste Receiver patent #3660038

Waste Remover Vehicle [packer truck] patent
#3831789

Air Classification patent #3856217

Refuse Processing Equipment [mangler] patent
#3966129

Waste Mangler System and Structure patent
#3993256